INNOVATIVE INDUSTRIAL PROPERTIES

NYSE: IIPR
INNOVATIVEINDUSTRIALPROPERTIES.COM
COMPANY PRESENTATION – FEBRUARY 2026





FORWARD LOOKING STATEMENTS

This presentation and our associated comments includes "forward-looking statements" (within the meaning of the Private Securities Litigation Reform Act of 1995, Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended) that are subject to risks and uncertainties. In particular, statements pertaining to our capital resources, portfolio performance and results of operations contain forward-looking statements. Likewise, our statements regarding anticipated growth in our funds from operations and anticipated market and regulatory conditions, our strategic direction, demographics, results of operations, plans and objectives are forward-looking statements. Forward-looking statements involve numerous risks and uncertainties, and you should not rely on them as predictions of future events. Forward-looking statements depend on assumptions, data or methods which may be incorrect or imprecise, and we may not be able to realize them. We do not guarantee that the transactions and events described will happen as described (or that they will happen at all). You can identify forward-looking statements by the use of forward-looking terminology such as "believes," "expects," "may," "will," "should," "seeks," "approximately," "intends," "plans," "estimates" or "anticipates" or the negative of these words and phrases or similar words or phrases. However, the absence of these or similar words or expressions does not mean a statement is not forward-looking. You can also identify forward-looking statements by discussions of strategy, plans or intentions. The following factors, among others, could cause actual results and future events to differ materially from those set forth or contemplated in the forward-looking statements: rates of default on leases for our assets; our ability to re-lease properties upon tenant defaults or lease terminations for the rent we currently receive, or at all; concentration of our portfolio of assets and limited number of tenants; the estimated growth in and evolving market dynamics of the regulated cannabis market; anticipated funding sources for our investment in the preferred stock of IQHQ, Inc. ("IQHQ"); defaults on our investments in real estate-related assets, such as the IQHQ credit facility and IQHQ preferred stock; our ability to identify, acquire or profitably operate life science properties; market dynamics in the life science sector; the demand for regulated cannabis cultivation and processing facilities; decreased economic activity due to fluctuations in trade policies, tariffs, and related government actions; inflation dynamics; the impact of pandemics on us, our business, our tenants, or the economy generally; war and other hostilities, including the conflicts in Ukraine and Israel; our business and investment strategy; our projected operating results; actions and initiatives of the U.S. or state governments and changes to government policies and the execution and impact of these actions, initiatives and policies, including the fact that cannabis remains illegal under federal law; availability of suitable investment opportunities in the regulated cannabis industry; our understanding of our competition and our potential tenants' alternative financing sources; the expected medical-use or adult-use cannabis legalization in certain states; shifts in public opinion regarding regulated cannabis; the potential impact on us from litigation matters, including rising liability and insurance costs; the additional risks that may be associated with certain of our tenants cultivating, processing and/or dispensing adult-use cannabis in our facilities; the state of the U.S. economy generally or in specific geographic areas; economic trends and economic recoveries; our ability to access equity or debt capital; financing rates for our target assets; our level of indebtedness, which could reduce funds available for other business purposes and reduce our operational flexibility; our ability to refinance or extend our existing indebtedness; covenants in our debt instruments, which may limit our flexibility and adversely affect our financial condition; our ability to maintain our investment grade credit rating; changes in the values of our assets; our expected portfolio of assets; our expected investments; interest rate mismatches between our assets and our borrowings used to fund such investments; changes in interest rates and the market value of our assets; the degree to which any interest rate or other hedging strategies may or may not protect us from interest rate volatility; the impact of and changes in governmental regulations, tax law and rates, accounting guidance and similar matters; how and when any forward equity sales may settle; our ability to maintain our qualification as a real estate investment trust ("REIT") for U.S. federal income tax purposes; our ability to maintain our exemption from registration under the Investment Company Act of 1940; availability of qualified personnel; and market trends in our industry, interest rates, real estate values, the securities markets or the general economy.

The risks included here are not exhaustive, and additional factors could adversely affect our business and financial performance, including, but not limited to, those risk factors described in our Securities and Exchange Commission ("SEC") filings, our Annual Report on Form 10-K for the year ended December 31, 2025 ("2025 Form 10-K") under Item 1A, as supplemented by the discussion in Item 1A of Part II of our subsequent Quarterly Reports on Form 10-Q. Those risks continue to be relevant to our performance and financial condition. Moreover, we operate in a very competitive and rapidly changing environment. New risk factors emerge from time to time and it is not possible for management to predict all such risk factors, nor can it assess the impact of all such risk factors on our business or the extent to which any factor, or combination of factors, may cause actual results to differ materially from those contained in any forward-looking statements. Any forward-looking statement made by us speaks only of the date on which we make it. We undertake no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as may be required by law. Stockholders and investors are cautioned not to unduly rely on such forward-looking statements when evaluating the information presented in our filings and reports.

This presentation includes certain non-GAAP financial measures. These non-GAAP measures are presented for supplemental information and should not be considered a substitute for financial information presented in accordance with GAAP. A reconciliation of these non-GAAP measures to the most directly comparable GAAP measures is set forth in the Appendix to this presentation.

Market and industry data are included in this presentation. We have obtained substantially all of this information from internal studies, public filings, other independent published industry sources and market studies prepared by third parties. We believe these internal studies, public filings, other independent published industry sources and market studies prepared by third parties are reliable. However, this information may prove to be inaccurate. No representation or warranty is made as to the accuracy of such information. All amounts shown in this presentation are unaudited. This is not an offer to sell or solicitation to buy securities of Innovative Industrial Properties, Inc. Any offers to sell or solicitations to buy securities of Innovative Industrial Properties, Inc. shall be made only by means of a prospectus approved for that purpose.

IIPR AT A GLANCE

Innovative Industrial Properties, Inc. (NYSE: IIPR) is a diversified REIT with investments across cannabis and life sciences

$2.5B
Total Invested Capital[1]

111
Total Properties

19
U.S. States

12.8 Years
Weighted Average Lease Length[2]

$66.7M
Q4 2025 Total Revenue

$1B+
Dividends Paid Since Inception in '16

$270M
Commitment to Life Science

Note: Data as of December 31, 2025, unless otherwise noted.
(1) Total Invested Capital: Includes (1) total investments in properties (consisting of purchase price and construction funding and improvements reimbursed to tenants, if any, but excluding transaction costs) and (2) total additional commitments to reimburse certain tenants and sellers for completion of construction and improvements at the properties. Excludes Loans and Securities.
(2) Weighted average lease length calculated by weighting the remaining lease term based by the Annualized Base Rent ("ABR"). ABR is calculated by multiplying the sum of contractually due base rents and property management fees for the last month in the quarter, by twelve.

INVESTMENT HIGHLIGHTS

DIVERSIFIED BUSINESS MODEL
- $2.5B triple-net lease portfolio
- Strong initial yields with annual escalators
- $270M financial investment in life science industry

NICHE EXPERTISE
- Experience working with tenants and borrowers in heavily regulated industries
- Diligent underwriting process focused on best-in-class operators
- Seasoned management team with significant REIT experience

STRONG BALANCE SHEET
- One of the lowest leveraged REITs
- Demonstrated access to multiple capital markets
- Oct'25 closed on $100M credit facility

GROWING MARKETS
- 7% CAGR projected in cannabis industry from 2024-2029[1]
- Life science R&D expenditures have grown 7% annually from 2014-2024[2]

DIVERSIFIED PORTFOLIO
- Properties across 19 U.S. states
- Leased to 35+ tenants
- Mix of industrial and retail properties

STRONG TRACK RECORD
- 8% CAGR in AFFO/share '20 – Q4'25 Ann.
- Total return since inception in 2016 of >300%[3]
- Over $1B in dividends paid since inception in 2016

(1) BDSA Legal Cannabis Market Forecast (March 2025).
(2) CBRE 2025 U.S. Life Sciences Outlook (February 2025).
(3) Per S&P Capital IQ Pro as of 12/31/2025.

OUR BUSINESS MODEL & BENEFITS

NNN Leases

- Leases are generally 100% triple-net
  - No recurring capital expenditures during lease term
  - All property expenses paid by the tenant, including capital repairs, property taxes and property insurance
- Typically, 15-20 year initial lease terms (vs. ~5 years for traditional industrial leases)
- Leases generally subject to parent company guarantees covering operations throughout the U.S.

Life Science Investments

- IQHQ strategic investment announced in Q3'25
- Target investments are with assets or real estate companies in major life science markets
  - Attractive spread to cost of capital
  - Enhances scale and diversification by industry and tenant
  - Provides growth opportunities in large and growing sector

PORTFOLIO COMPOSITION



LIFE SCIENCES
6.6%
OTHER
0.2%
$320M
BASE RENT / INTEREST(1)
CANNABIS
93.2%

Shifting Revenue Mix More Towards Life Sciences

Note: Data as of December 31, 2025, unless otherwise noted.

(1) Annualized Base Rent and Income from Loans and Securities ("Base Rent / Interest") is calculated by adding Annualized Base Rent ("ABR") and Income from Loans and Securities. ABR is calculated by multiplying the sum of contractually due base rents and property management fees for the last month in the quarter, by twelve. Annualized Income from Loans and Securities is calculated by multiplying the principal balance as of the end of quarter, by the blended interest rate.

NNN PORTFOLIO OVERVIEW

IIPR has a geographically diversified triple net portfolio of cannabis real estate throughout the United States



0-5%
5-10%
10-15%
No Presence

State Diversification[1]

State	ABR ($000s)[1]	% of ABR[1]	# of Properties	Square Feet (000s)
Pennsylvania	$43,087	14.7%	10	1,361
Illinois	40,307	13.7%	7	965
Massachusetts	34,499	11.7%	10	993
New York	33,348	11.3%	2	623
Florida	31,298	10.6%	5	1,153
Michigan	22,330	7.6%	13	901
Ohio	17,936	6.1%	5	374
New Jersey	13,832	4.7%	4	291
Maryland	13,688	4.7%	5	319
California	12,674	4.3%	11	689
Total - Top 10 States	**$262,999**	**89.4%**	**72**	**7,669**

Property Type[1]

90% Industrial[2]

2% Retail

8% Industrial / Retail

Note: Data as of December 31, 2025, unless otherwise noted.
(1) As a % of Annualized Base Rent ("ABR"). ABR is calculated by multiplying the sum of contractually due base rents and property management fees for the last month in the quarter, by twelve.
(2) "Industrial" reflects facilities utilized or expected to be utilized for regulated cannabis cultivation, processing and/or distribution activities, which can consist of industrial and/or greenhouse space.

NNN PORTFOLIO TOP 10 TENANTS

Tenant	ABR ($000s)	ABR (%)[1]	Square Feet (000s)	# of Leases
AWH	$31,393	10.7%	624	4
PHARMACANN [5]	29,112	9.9%	364	7
Green Thumb	22,994	7.8%	664	3
curaleaf	20,986	7.1%	582	8
Trulieve	19,958	6.8%	740	6
THE CANNABIST COMPANY	18,581	6.3%	588	21
4FRONT [6]	18,195	6.2%	488	4
HOLISTIC INDUSTRIES	17,262	5.9%	298	4
CRESCO LABS	17,126	5.8%	379	5
Parallel	16,362	5.6%	593	2
Total	**$211,969**	**72.1%**	**5,320**	**64**

Total Invested Capital & Tenant Growth[2]



Invested Capital
# of Tenants
1
4
8
18
20
26
29
32
35
38
$30.0M
$73.3M
$167.4M
$690.0M
$1.3B
$2.0B
$2.3B
$2.4B
$2.5B
$2.5B
2016
2017
2018
2019
2020
2021
2022
2023
2024
2025

Tenant Composition[1][3]



Company Type
66% Public
34% Private
Operator Type[4]
87% MSO
13% SSO

Note: Data as of December 31, 2025, unless otherwise noted.

(1) As a % of Annualized Base Rent ("ABR"). ABR is calculated by multiplying the sum of contractually due base rents and property management fees for the last month in the quarter, by twelve.

(2) Each "Tenant" represents the parent company of the tenant, for which the parent company has provided a corporate guaranty. A parent company may have multiple tenant subsidiaries across IIPR's properties. Total Invested Capital includes (1) total investments in properties (consisting of purchase price and improvements reimbursed to tenants, if any, but excluding transaction costs) and (2) total additional commitments to reimburse certain tenants for completion of construction and improvements at the properties. Excludes Loans and Securities.

(3) Excludes non-cannabis tenants that comprise less than 1% of annualized base rent in the aggregate.

(4) "MSO" stands for Multi-State Operator which means the tenant (or guarantor) conducts cannabis operations in more than one state. "SSO" stands for Single-State Operator which means the tenant (or guarantor) conducts cannabis operations in a single state.

(5) These leases are in default, as disclosed in our 8-K filed on March 14, 2025.

(6) These leases are in default, as disclosed in our 8-K filed on March 28, 2025.

LIFE SCIENCES INVESTMENT

- **IQHQ – A Premier Life Science Real Estate Platform**
  - $5B+ in total investments
  - 5+ million square feet of properties in leading life science markets including Boston, San Francisco and San Diego
- **Strategic and Financially Accretive Transaction**
  - In August 2025, announced a $270M total investment, comprised of:
    - $100M investment in a 3-year revolving credit facility: 13.5% yield
    - $170M investment in preferred stock: 15.0% yield
    - In addition, potential to receive warrants in IQHQ earned upon the satisfaction of certain funding milestones
  - IIPR has a right of first offer on certain future asset sales of IQHQ
  - Expected to be significantly accretive to AFFO per share
- **Diversification and Life Science Expertise**
  - Improves sector diversification with rental revenues from cannabis facilities expected to decrease to 88% of base rent / interest[1]
  - IIPR's management team has decades of combined experience in the life science real state industry







(1) As disclosed in the August 6, 2025 press release announcing a $270 million investment in IQHQ, figures are based on the pro forma annualized contractual base rent as of June 30, 2025, assuming a fully funded $270 million IQHQ investment. Annualized Base Rent and Income from Loans and Securities ("Base Rent / Interest") is calculated by adding Annualized Base Rent ("ABR") and Income from Loans and Securities. ABR is calculated by multiplying the sum of contractually due base rents and property management fees for the last month in the quarter, by twelve. Annualized Income from Loans and Securities is calculated by multiplying the principal balance as of the end of quarter, by the blended interest rate.

STRONG, LOW LEVERAGED BALANCE SHEET

14%
Debt to Total Gross Assets[(1)]

10.4x
Debt Service Coverage Ratio[(1)]

$105M+
Liquidity Available[(2)]

Debt Overview

Revolving Credit Facilities:

-$187.5M total commitment, $60.0M available

Unsecured Senior Notes:

-Investment grade rating BBB+ from Egan Jones, since May 2021

-$291.2M of 5.50% unsecured senior notes due May 2026

Capital Structure[(3)]



Common Equity
Market Capitalization
$1.3B
Gross Debt
$393.7M
Preferred Equity
$50.5M

Debt Maturity Schedule



$27.5
$291.2
$75.0
Credit Facility
Unsecured Notes
2026
2027
2028
2029
2030
Thereafter

Note: As of December 31, 2025, unless otherwise noted.
(1) Calculated in accordance with the indenture governing the Notes due 2026, included in the Current Report on Form 8-K filed with the Securities and Exchange Commission on May 25, 2021.
(2) Total liquidity consists of cash and cash equivalents and short-term investments (each as reported in IIPR's consolidated balance sheet as of quarter end) and availability under IIPR's revolving credit facilities.
(3) Share price per S&P Capital IQ Pro as of 12/31/2025. Gross debt is calculated as the sum of the principal amount outstanding of the Notes due 2026 and borrowings on the revolving credit facilities.

STRONG, LONG-TERM AFFO AND DIVIDEND TRACK RECORD

AFFO AND DIVIDEND TRACK RECORD



Dividends Per Share
11% CAGR(2)
$4.47
$7.60
2020
Q4'25 (Ann)



AFFO Per Share(1)
8% CAGR(2)
$5.01
$7.52
2020
Q4'25 (Ann)



Total Returns Since IIPR Inception(3)
71%
RMZ
264%
S&P 500
319%
IIPR
4.5x
Greater Return than RMZ

(1) Adjusted funds from operations ("AFFO") is a supplemental non-GAAP financial measure used in the real estate industry to measure and compare the operating performance of real estate companies. A complete reconciliation containing adjustments from GAAP net income attributable to common stockholders to AFFO is included in the "AFFO Reconciliation" found at the end of this presentation.
(2) "CAGR" represents compound annualized growth rate for the relevant metric.
(3) Per S&P Capital IQ Pro as of 12/31/2025. RMZ represents the MSCI US REIT Index.

SERVING TWO CORE GROWTH MARKETS

Cannabis Market Overview

- **Market Growth:** U.S. legal cannabis sales market grew 6% to $31.4 billion in 2024 vs. a 1% decline for the U.S. Spirits Market to $37.2 billion in the same period[(1)]
- **Emerging Adult-Use Markets:** Projected to drive meaningful growth through 2029, in particular NY, NJ, OH, PA, MN, CT, and MD[(1)]
- **Expansion of Legalization:**. Approximately 79% of Americans live in a county where marijuana is legal for either recreational or medical use and 54% of Americans live in a state where the recreational use of marijuana is legal[(2)]

Life Sciences Market Overview

- **Market Growth:** The U.S. Life Science Market continues to see strong growth in both employment and investment[(3)]
- **Nearshoring of BioPharma production:** Tariffs in the pharmaceutical sector are driving a re-shoring of production, with 15 project investments totaling over $270B announced through mid-May 2025[(4)]
- **Limited New Supply:** Limited future class A new build is expected to tighten leasing markets as companies continue to expand their U.S. operations[(5)]

Cannabis Industry Revenue Comparison[(1)]



$50
$40
$30
$20
$10
-
$37B
$37B
$14B
$31B
$44B
2024 US Spirits Market
2024 US Beer Market
2024 US Wine Market
Est. 2024 US Legal Cannabis Sales
Projected 2029 US Legal Cannabis Sales Forecast

Life Sciences Employment Growth to Continue[(3)]



Life Sciences Employment Forecast
2.2
2.0
1.8
1.6
1.4
1.2
1.0
19,000 new jobs in 2025

94% of life sciences CEOs say they will increase headcount over the next three years

37% of the total think they will grow their workforce by 6% or more

(1) BDSA Legal Cannabis Market Forecast (March 2025), Distilled Spirits Council of the United States.
(2) Pew Research Center (July 2025).
(3) CBRE 2025 U.S. Life Sciences Outlook (February 2025).
(4) Jones Lang LaSalle U.S. Life Sciences Property Report (June 2025).
(5) Cushman & Wakefield Life Sciences Update (September 2025).

U.S. CANNABIS MARKET CONTINUES TO GROW

Long Term Growth Outlook

$44B

Estimated Legal Cannabis Sales by 2029[1]

68%

U.S. Population in States with an IIPR Presence[2]

87%

U.S. adults say marijuana should be legal at some level[3]

Increased Banking Services[4]

- Increasing trend in FDIC banks offering services to marijuana-related business ("MRBs") (from 2014 to 2024) reaching an all-time high of ~13% of the total number of banks in 2024
- Steady growth in the number of depository institutions supporting MRBs
- ~800 banks, credit unions and other institutions providing services to marijuana-related businesses

Industry Revenue Projection[1]



7% CAGR
$31B
$44B
2024
2025E
2026E
2027E
2028E
2029E

Growing U.S. Legalization[5]



Adult-Use
Medical-Use
Other, N/A

(1) BDSA Legal Cannabis Market Forecast (March 2025), Distilled Spirits Council of the United States.
(2) 2020 US Census Data.
(3) Pew Research Center (July 2025).
(4) Treasury Department, FDIC data.
(5) National Conference of State Legislatures (www.ncsl.org), MJBizDaily (mjbizdaily.com).

LIFE SCIENCES MARKET OPPORTUNITY

Strong Life Science Rent Premiums vs Office Rents[1]



All US
+31%
Office
Life Science
Boston
+75%
Office
Life Science
San Diego
+70%
Office
Life Science

Construction Pipeline Decelerating[1]



Inventory Under Construction
Millions of Square Feet
40
35
30
25
20
15
10
5
-
18%
16%
14%
12%
10%
8%
6%
4%
2%
10%
9%
8%
8%
8%
9%
9%
10%
11%
17%
17%
15%
13%
10%
9%
8%
7%
4%
3%
Q4'20
Q2'21
Q4'21
Q2'22
Q4'22
Q2'23
Q4'23
Q2'24
Q4'24
Q2'25
Under Construction
% of Total Inventory (RHS)

Companies Ramping Investment[2]



U.S. Life Sciences Public Company R&D Expenditures
7% CAGR
$85B
$165B
2014
2015
2016
2017
2018
2019
2020
2021
2022
2023
2024*

Strong Pipeline of Potential New Approvals[2]



U.S. Life Sciences Products by Development Phase
6,000
5,000
4,000
3,000
2,000
1,000
-
Preclinical
Phase I
Phase I/II
Phase II
Phase II/III
Phase III

*2024 Annualized from H1 Actual

(1) Cushman & Wakefield Life Sciences Update (September 2025).

(2) CBRE 2025 U.S. Life Sciences Outlook (February 2025).

UNDERWRITING & MONITORING

Diligent underwriting process with a focus on best-in-class operators

Review of Management

- Experienced management team
- Alignment of management within ownership of the business

Ability to Raise Capital

- Evaluation of the macro environment surrounding strategic capital raising in the tenants' and borrowers' prospective markets
- History of successful capital raising and a cash balance on hand today

Financial Underwriting

- Evaluation of financial projections utilizing existing knowledge of industry dynamics
- Detailed review of financial statements, strategic initiatives, and growth plans

Ongoing Monitoring

- Quarterly financial and operational review of all properties
- Meetings with tenants to talk through operations and financials

EXECUTIVE CHAIRMAN & CO-FOUNDER

Alan Gold has experience founding and leading real estate companies focused on nuanced, regulated industries.

Co-founded Alexandria Real Estate Equities (NYSE: ARE) in 1994 and served as President and a director until 1998
- Invests in office buildings and laboratories leased to life science and technology companies

Co-founder of BioMed Realty Trust (formerly NYSE: BMR); served as Chairman and CEO from inception of its predecessor in 1998 through BMR's sale in 2016
- Owner and operator of high-quality life science real estate
- Previously publicly traded investment grade REIT

Co-founder of IQHQ, Inc.; served as Executive Chairman from December 2018 until December 2024
- Privately-held life science real estate company with over $5B of total assets



Alan Gold

Executive Chairman & Co-Founder

SENIOR MANAGEMENT TEAM



Paul Smithers

President, CEO and Co-Founder

- 35+ years of legal and regulatory experience
- Previously co-founded Iso Nano International, LLC



David Smith

CFO and Treasurer

- 20+ years of finance and real estate experience
- Former CFO of Aventine Property Group and New Senior Investment Group (NYSE: SNR)



Catherine Hastings

COO

- 25+ years of accounting and real estate experience
- Former VP, Internal Audit of BioMed Realty



Ben Regin

CIO

- 20+ years of real estate and accounting experience
- Former Senior Associate, Investments and Asset Management at BioMed Realty



Andy Bui

VP, Chief Accounting Officer

- Former Senior Director, Financial Reporting at BioMed Realty



Tracie Hager

SVP, Asset Management

- 30+ years of experience in property management
- Former VP, Property Management at BioMed Realty



Kelly Spicher

SVP, Real Estate Counsel

- 20+ years legal experience representing real estate matters
- Former attorney at Foley & Lardner LLP

WHY INVEST IN IIPR

1. **Powerful triple-net lease model with structured long-term cash flows**
2. **Strong balance sheet with access to growth capital**
3. **Diversified real estate portfolio across 19 states with 35+ tenants**
4. **Solid capital allocation track record enabling robust earnings and dividend distributions**
5. **Exposure to two above-GDP growth markets in cannabis and life sciences**
6. **High-quality platform, process, and management team to drive growth**





APPENDIX

AFFO RECONCILIATION

	4Q 2025		FY 2020
	Actual	**Annualized**	**Actual**
Net income attributable to common stockholders	$30,705	$122,820	$64,378
Real estate depreciation and amortization	18,538	74,152	28,025
Loss on sale of real estate	326	1,304	-
FFO attributable to common stockholders	$49,569	$198,276	$92,403
Financing expense	-	-	211
Acquisition-related expense	-	-	94
Litigation-related expense	585	2,340	-
Income on seller-financed note[(1)]	223	892	-
Normalized FFO attributable to common stockholders	50,377	201,508	92,708
Stock-based compensation	2,698	10,792	3,330
Non-cash interest expense	568	2,272	2,040
Non-cash accretion of life science investments	(333)	(1,332)	-
Above-market lease amortization	23	92	-
AFFO attributable to common stockholders	$53,333	$213,332	$98,078
FFO per common share - diluted	$1.75	$7.00	$4.72
Normalized FFO per common share - diluted	$1.78	$7.12	$4.74
AFFO per common share - diluted	$1.88	$7.52	$5.01
Weighted average common shares outstanding - basic	27,913,384	27,913,384	19,443,602
Restricted stock and restricted stock units ("RSUs")	390,146	390,146	114,017
Weighted average common shares outstanding - diluted	28,303,530	28,303,530	19,557,619

Note: During the year ended December 31, 2025, IIPR revised its presentation of Normalized FFO to include two adjustments related to income on seller-financed notes and deferred lease payments received on sales-type leases that were previously reflected in adjusted funds from operations ("AFFO"), which has been reflected for all periods presented. Management believes this change better aligns the Company's presentation with its assessment of core operating performance and improves comparability with industry peers. Items included in calculating FFO that may be excluded in calculating Normalized FFO include certain transaction-related gains, losses, income or expense or other non-core amounts as they occur.

(1) Amounts represent non-refundable cash payments received pursuant to a seller-financed notes issued by us in connection with our disposition of a certain property. As the transaction did not qualify for recognition as completed sales under GAAP, the payments were recorded as a deposit liability and included in other liabilities on our consolidated balance sheet.